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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

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                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): February 23, 2001



                             SUNTERRA CORPORATION
            (Exact name of registrant as specified in its charter)


          Maryland                    000-21193                  95-4582157
(State or other jurisdiction    (Commission File Number)       (IRS Employer
       of incorporation)                                    Identification No.)



                            1781 Park Center Drive
                            Orlando, Florida 32835
                              "www.sunterra.com"
                   (Address of Principal Executive Offices)

                                 407-532-1000
             (Registrant's telephone number, including area code)


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Item 5.  Other Events.
                  See October Monthly Operating Reports for all Sunterra debtors consolidated and the 16 operating entities filed with the United States Bankruptcy Court for the District of Maryland (Baltimore) on February 23, 2001 attached hereto as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

       (c)  Exhibits

              Exhibit No.                Description
              -----------                -----------
                   99        October monthly operating reports filed February
                             23, 2001.


                                  SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 SUNTERRA CORPORATION
                                                 (Registrant)




Date:  March 9, 2001                              By: /s/ Lawrence E. Young
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                                                      Lawrence E. Young
                                                      Chief Financial Officer
                                                      and Vice President